UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 30, 2018

NorthStar Real Estate Income Trust, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Maryland	000-54671	26-4141646
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

590 Madison Avenue, 34th Floor, New York, NY		10022
(Address of principal executive offices)		(Zip Code)

(212) 547-2600

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

EXPLANATORY NOTE

This Current Report on Form 8-K is being filed in connection with the completion on January 31, 2018 of the transactions contemplated by that certain Master Combination Agreement, dated as of August 25, 2017, as amended and restated on November 20, 2017 (the “Combination Agreement”), by and among (i) Colony Capital Operating Company, LLC (“CLNS OP”), a Delaware limited liability company and the operating company of Colony NorthStar, Inc., a Maryland corporation (“CLNS”), (ii) NRF RED REIT Corp., a Maryland corporation and indirect subsidiary of CLNS OP (“RED REIT”), (iii) Colony NorthStar Credit Real Estate, Inc., a Maryland corporation (“Colony NorthStar Credit”), (iv) Credit RE Operating Company, LLC, a Delaware limited liability company and wholly owned subsidiary of Colony NorthStar Credit (“Credit OP”), (v) NorthStar Real Estate Income Trust, Inc., a Maryland corporation (the “Company” or “NorthStar I”), (vi) NorthStar Real Estate Income Trust Operating Partnership, LP, a Delaware limited partnership and the operating partnership of the Company (“NorthStar I OP”), (vii) NorthStar Real Estate Income II, Inc., a Maryland corporation (“NorthStar II”), and (viii) NorthStar Real Estate Income Operating Partnership II, LP, a Delaware limited partnership and the operating partnership of NorthStar II (“NorthStar II OP”).

Pursuant to the Combination Agreement, (i) CLNS OP contributed and conveyed to Colony NorthStar Credit a select portfolio of assets and liabilities (the “CLNS OP Contributed Entities”) of CLNS OP (the “CLNS OP Contribution”), (ii) RED REIT contributed and conveyed to Credit OP a select portfolio of assets and liabilities of RED REIT (the “RED REIT Contribution” and, together with the CLNS OP Contribution, the “CLNS Contributions”), (iii) at 11:56 p.m., Eastern Time, on January 31, 2018 (the “NorthStar I Merger Effective Time”), the Company merged with and into Colony NorthStar Credit, with Colony NorthStar Credit surviving the merger (the “NorthStar I Merger”), (iv) at 11:56 p.m., Eastern Time, on January 31, 2018 (the “NorthStar II Merger Effective Time”), NorthStar II merged with and into Colony NorthStar Credit, with Colony NorthStar Credit surviving the merger (the “NorthStar II Merger” and, together with the NorthStar I Merger, the “Mergers”), and (v) immediately following the Mergers, Colony NorthStar Credit contributed and conveyed to Credit OP the CLNS OP Contributed Entities and the equity interests of each of NorthStar I OP and NorthStar II OP then owned by Colony NorthStar Credit in exchange for units of membership interest in Credit OP (the “Credit Contribution” and, collectively with the Mergers and the CLNS Contributions, the “Combination”). The events described below took place in connection with the completion of the Combination.

Item 2.01. Completion of Acquisition or Disposition of Assets.

The information set forth in the Explanatory Note of this Current Report on Form 8-K is incorporated herein by reference.

On January 31, 2018, prior to the effective time of the Mergers, pursuant to the Combination Agreement, CLNS OP made the CLNS OP Contribution in exchange for approximately 44.4 million shares of the Class B-3 common stock, par value $0.01 per share, of Colony NorthStar Credit (the “Class B-3 Common Stock”). Each share of Class B-3 Common Stock will convert into one (1) share of Class A common stock, par value $0.01 per share, of Colony NorthStar Credit (the “Class A Common Stock”) upon the close of trading on February 1, 2019.

Immediately following the CLNS OP Contribution and prior to the effective time of the Mergers, pursuant to the Combination Agreement, RED REIT made the RED REIT Contribution in exchange for approximately 3.1 million units of membership interest in Credit OP (the “Credit OP Units”).

Pursuant to the Combination Agreement, prior to the completion of the NorthStar I Merger, in accordance with the Combination Agreement, (i) all 100 of the outstanding partnership units of NorthStar I OP held by NS Real Estate Income Trust Advisor, LLC, were redeemed for an aggregate payment from NorthStar I OP to NS Real Estate Income Trust Advisor, LLC of $910 and (ii) all 100 of the special limited partnership units of NorthStar I OP held by NorthStar OP Holdings, LLC, an affiliate of CLNS, were cancelled and terminated in full without payment of any consideration therefor.

At the NorthStar I Merger Effective Time, each share of the Company’s common stock, par value $0.01 per share (the “NorthStar I Common Stock”) issued and outstanding immediately prior to the NorthStar I Merger Effective Time was cancelled and converted into the right to receive 0.3532 shares of Class A Common Stock, plus cash in lieu of any fractional shares (the “NorthStar I Merger Consideration”). Additionally, all of the shares of restricted stock granted under NorthStar I’s Long Term Incentive Plan that were outstanding immediately prior to the NorthStar I Merger Effective Time automatically became fully vested and entitled to receive the NorthStar I Merger Consideration.

Also pursuant to the Combination Agreement, at the NorthStar II Merger Effective Time, each share of NorthStar II common stock issued and outstanding immediately prior to the NorthStar II Merger Effective Time was cancelled and converted into the right to receive 0.3511 shares of Class A Common Stock, plus cash in lieu of fractional shares (the “NorthStar II Merger Consideration”). Additionally, all of the shares of restricted stock granted under NorthStar II’s Long Term Incentive Plan that were outstanding immediately prior to the NorthStar II Merger Effective Time automatically became fully vested and entitled to receive the NorthStar II Merger Consideration.

Immediately following the Mergers, Colony NorthStar Credit contributed and conveyed to Credit OP (i) the CLNS OP Contributed Entities, (ii) the equity interests of NorthStar I OP and (iii) the equity interests of NorthStar II OP, in exchange for an aggregate number of Credit OP Units equal to the sum of (A) 44,399,444, (B) the number of shares of Class A Common Stock issued pursuant to the NorthStar I Merger and (C) the number of shares of Class A Common Stock issued pursuant to the NorthStar II Merger, respectively.

In connection with the Combination, Colony NorthStar Credit issued approximately 42.1 million shares of Class A Common Stock to former NorthStar I stockholders and approximately 40.4 million shares of Class A Common Stock to former NorthStar II stockholders. Further, as noted above, Colony NorthStar Credit issued approximately 44.4 million shares of Class B-3 Common Stock to CLNS OP. Credit OP issued approximately 3.1 million Credit OP Units to RED REIT and approximately 126.9 million Credit OP Units to Colony NorthStar Credit.

In addition, prior to the closing of the Combination, NorthStar I distributed to its stockholders (i) each stockholder’s proportionate share of units of beneficial interest in the Trust (as defined in Item 8.01 of this Current Report on Form 8-K) and (ii) the NorthStar I Special Dividend (as defined in Item 8.01 of this Current Report on Form 8-K), both of which transactions are described in Item 8.01, below.

The issuance of the Class A Common Stock in connection with the Combination was registered under the Securities Act of 1933, as amended (the “Securities Act”) pursuant to Colony NorthStar Credit’s registration statement on Form S-4 (File No. 333-221685) filed with the SEC on November 21, 2017 (as amended, the “Registration Statement”), and declared effective on December 6, 2017. The offer and sale of the Class B-3 Common Stock and Credit OP Units in the Combination were made in reliance upon an exemption from registration provided by Section 4(a)(2) of the Securities Act. The definitive joint proxy statement/prospectus of Colony NorthStar Credit, NorthStar I and NorthStar II, dated December 6, 2017 (as supplemented by Colony NorthStar Credit’s, NorthStar I’s and NorthStar II’s Current Reports on Form 8-K filed on January 8, 2018), which forms a part of the Registration Statement, contains additional information about the Combination and the other transactions contemplated by the Combination Agreement, which is incorporated by reference into this Item 2.01.

Shares of the Class A Common Stock were approved for listing on the New York Stock Exchange (the “NYSE”) and began trading under the symbol “CLNC” on the NYSE effective as of the opening of trading on February 1, 2018.

The foregoing description of the Combination Agreement and the transactions contemplated thereby does not purport to be complete and is qualified in its entirety by reference to the full text of the Combination Agreement, which was filed as Exhibit 2.1 to the Registration Statement and is incorporated herein by reference.

Item 3.03. Material Modification to Rights of Security Holders.

The information set forth in the Explanatory Note and Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

In connection with the NorthStar I Merger, each share of NorthStar I Common Stock issued and outstanding immediately prior to the NorthStar I Merger Effective Time was converted into the right to receive the NorthStar I

Merger Consideration. At the NorthStar I Merger Effective Time, each of NorthStar I’s stockholders ceased to have any rights as stockholders of NorthStar I other than the right to receive the NorthStar I Merger Consideration, the NorthStar I Special Dividend (as defined in Item 8.01 of this Current Report on Form 8-K) and such stockholder’s proportionate share of beneficial units in the Trust (as defined in Item 8.01 of this Current Report on Form 8-K).

Item 5.01. Changes in Control of the Registrant.

The information set forth in the Explanatory Note, Item 2.01 and Item 3.03 of this Current Report on Form 8-K is incorporated herein by reference.

At the NorthStar I Merger Effective Time, as contemplated under the Combination Agreement, NorthStar I merged with and into Colony NorthStar Credit, with Colony NorthStar Credit continuing as the surviving entity. The aggregate consideration paid in connection with the NorthStar I Merger consisted of approximately 42.1 million newly issued shares of Class A Common Stock. As of the consummation of the Combination, CLNS and its affiliates owned approximately 37%, former NorthStar I stockholders owned approximately 32% and former NorthStar II stockholders owned approximately 31% of Colony NorthStar Credit, on a fully diluted basis.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On January 30, 2018, NorthStar I filed Articles of Amendment to its charter (the “First Charter Amendment”) permitting distributions in kind of beneficial interests in a liquidating trust that is established to own and liquidate the remaining assets of NorthStar I in connection with a merger of NorthStar I approved in accordance with NorthStar I’s charter, including the NorthStar I Merger. The foregoing description of the First Charter Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the First Charter Amendment, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K.

Also on January 30, 2018, NorthStar I filed Second Articles of Amendment to its charter (the “Second Charter Amendment”) removing from its charter certain provisions related to “Roll-Up Transactions.” The foregoing description of the Second Charter Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Second Charter Amendment, a copy of which is filed as Exhibit 3.2 to this Current Report on Form 8-K.

Item 8.01. Other Events

On January 31, 2018, in accordance with the Combination Agreement, NS Income DB Loan – Series III, a series of NS Income DB Loan, LLC, a Delaware limited liability company and a wholly owned subsidiary of NorthStar I OP (“NS Income DB Loan III”), transferred to N1 Hendon Holdings, LLC, a Delaware limited liability company and a wholly owned subsidiary of NorthStar I (“Holdco”), that certain Promissory Note (the “Note”) in the original maximum principal sum of $150,150,000.00, dated April 11, 2014, as given by the borrowers described therein (collectively, “Borrower”) to NS Income DB Loan III, as successor in interest to SE Malls Lender NT I, LLC, a Delaware limited liability company (“Lender”), which Note was evidenced in part by that certain Loan Agreement dated as of April 11, 2014 between Borrower and Lender (such loan, the “Excluded Asset”). Following such transfer, Holdco and CFI Hendon Holdings, LLC (“CFI Holdings”), an affiliate of CLNS, entered into a Participation Agreement, dated January 31, 2018, pursuant to which CFI Holdings purchased a $65 million senior participation interest in the Excluded Asset and Holdco retained a junior participation interest in the Excluded Asset. NorthStar I subsequently transferred all of its ownership interests in Holdco to N1 Liquidating Trust (the “Trust”) in exchange for 100% of the outstanding units of beneficial interest in the Trust pursuant to a Bill of Sale, Assignment, Acceptance and Assumption Agreement. On January 31, 2018, prior to the NorthStar I Merger Effective Time, NorthStar I distributed to the holders of record of the shares of NorthStar I Common Stock as of 9:00 p.m., Eastern Time, on January 31, 2018 (the “NorthStar I Record Holders”), as a special dividend, all of the units of beneficial interest in the Trust, with each share of NorthStar I Common Stock receiving one unit of beneficial interest in the Trust (holders of fractional shares of NorthStar I Common Stock will receive an equal fractional portion of a unit of beneficial interest in the Trust).

In connection with the foregoing transactions, on January 31, 2018, Sujan S. Patel, James J. Thomas and Chris S. Westfahl, in their capacities as Trustees of the Trust, and NorthStar I, entered into an Agreement and Declaration of Trust providing for the governance of the Trust. Also on January 31, 2018, the Trust, Holdco and CNI NSI Advisors, LLC, NorthStar I’s advisor and an affiliate of CLNS, entered into a Management Services Agreement for the management of the Trust. These agreements and certain other agreements entered into by the Trust will be described in further detail in a separate Current Report on Form 8-K to be filed by the Trust after the date hereof.

In addition, prior to the closing of the Combination, Colony NorthStar Credit calculated the amount by which distributions by NorthStar I and NorthStar II from July 1, 2017 through January 30, 2018 (the “Measurement Period”) (excluding the dividend payment made on July 1, 2017) exceeded each such company’s funds from operations. On January 31, 2018, NorthStar I, which generated the least amount of cash leakage in excess of funds from operations during the Measurement Period, declared a special cash dividend (the “NorthStar I Special Dividend”) to the NorthStar I Record Holders in the amount of $0.013777364 per share of NorthStar I Common Stock, in order to true up the agreed contribution values of NorthStar I and NorthStar II in relation to each other. The NorthStar I Special Dividend has been deposited with NorthStar I’s transfer agent for further payment to the NorthStar I Record Holders in accordance with the Combination Agreement.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description

3.1	Articles of Amendment of NorthStar Real Estate Income Trust, Inc.

3.2	Second Articles of Amendment of NorthStar Real Estate Income Trust, Inc.

EXHIBIT INDEX

Exhibit Number	Description

3.1	Articles of Amendment of NorthStar Real Estate Income Trust, Inc.

3.2	Second Articles of Amendment of NorthStar Real Estate Income Trust, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Colony NorthStar Credit Real Estate, Inc., as successor by merger to NorthStar Real Estate Income Trust, Inc.

Date: February 1, 2018	By:	/s/ David A. Palamé
David A. Palamé
General Counsel and Secretary